Exhibit 99.2

ChoicePoint Inc.

Operating Results by Quarter

	Q1 2002	Q2 2002	Q3 2002	Q4 2002	Total 2002	Q1 2003	Q2 2003	Q3 2003	Q4 2003	Total 2003
Insurance Services Revenue	$64,140	$67,031	$70,495	$68,616	$270,282	$76,134	$77,922	$78,100	$76,968	$309,124
Screening and Authentication Services Revenue	29,223	33,727	32,796	32,846	128,592	34,926	40,506	43,411	43,774	162,617
Financial and Professional Services Revenue	25,325	26,315	25,261	23,408	100,309	26,728	25,692	25,576	25,116	103,112
Government Services Revenue	9,383	9,967	16,132	22,821	58,303	14,859	12,599	12,055	12,168	51,681
Royalty Revenue	1,597	1,542	1,563	1,153	5,855	1,303	1,389	1,305	1,105	5,102

Core Revenue (b)	$129,668	$138,582	$146,247	$148,844	$563,341	$153,950	$158,108	$160,447	$159,131	$631,636

Revenue from Divested & Discontinued Lines (a)	72	—	—	—	72	—	—	—	—	—

Total Revenue	$129,740	$138,582	$146,247	$148,844	$563,413	$153,950	$158,108	$160,447	$159,131	$631,636

Insurance Services Operating Income	$35,024	$35,502	$37,163	$36,950	$144,639	$42,436	$44,364	$43,998	$41,720	$172,518
Screening and Authentication Services Operating Income	4,637	6,985	7,557	7,365	26,544	5,138	9,462	9,670	8,700	32,970
Financial and Professional Services Operating Income	5,204	7,507	6,900	4,284	23,895	6,202	5,787	5,714	5,809	23,512
Government Services Operating Income	1,275	1,136	3,762	6,823	12,996	3,291	2,617	2,276	2,828	11,012
Royalty Operating Income	997	933	932	464	3,326	646	626	416	380	2,068
Divested & Discontinued Operating Income (a)	(206)	—	—	—	(206)	—			—	—
Corporate	(11,518)	(16,885)	(16,163)	(15,619)	(60,185)	(13,758)	(16,469)	(14,850)	(12,936)	(58,013)

Operating Income before other charges	$35,413	$35,178	$40,151	$40,267	$151,009	$43,955	$46,387	$47,224	$46,501	$184,067

Other charges (c):
Accelerated depreciation	—	—	—	—	—	—	—	—	—	—
Stock option expense	—	—	—	—	—	—	—	—	—	—
Other operating charges (d)	—	(7,342)	—	—	(7,342)	—	(19,337)	(1,579)	(2,908)	(23,824)

Operating Income - Continuing Operations	$35,413	$27,836	$40,151	$40,267	$143,667	$43,955	$27,050	$45,645	$43,593	$160,243

Operating Income - Discontinued Operations (f)	$8,809	$10,898	$9,839	$9,308	$38,854	$7,846	$8,092	$4,571	$4,921	$25,430

Operating Margins - Continuing Operations
Insurance Services	54.6%	53.0%	52.7%	53.9%	53.5%	55.7%	56.9%	56.3%	54.2%	55.8%
Screening and Authentication Services	15.9%	20.7%	23.0%	22.4%	20.6%	14.7%	23.4%	22.3%	19.9%	20.3%
Financial and Professional Services	20.5%	28.5%	27.3%	18.3%	23.8%	23.2%	22.5%	22.3%	23.1%	22.8%
Government Services	13.6%	11.4%	23.3%	29.9%	22.3%	22.1%	20.8%	18.9%	23.2%	21.3%
Divested & Discontinued Lines (a)	-286.1%	n/a	n/a	n/a	-286.1%	n/a	n/a	n/a	n/a	n/a
ChoicePoint excluding other charges as a percentage of total revenue (c) (d)	27.3%	25.4%	27.5%	27.1%	26.8%	28.6%	29.3%	29.4%	29.2%	29.1%
Operating income as a percentage of total revenue - continuing operations (c)	27.3%	20.1%	27.5%	27.1%	25.5%	28.6%	17.1%	28.4%	27.4%	25.4%

Internal Growth Rates (e)
Insurance Services	17.5%	17.0%	18.5%	18.0%	17.8%	17.2%	15.0%	10.1%	9.5%	12.8%
Screening and Authentication Services	-5.3%	1.9%	7.1%	0.4%	1.4%	-5.4%	-3.2%	4.3%	15.1%	2.9%
Financial and Professional Services	-9.3%	-0.7%	-1.6%	-5.3%	-4.3%	-2.0%	-10.6%	-5.4%	-6.6%	-6.2%
Government Services	20.9%	28.0%	76.8%	147.9%	72.1%	58.4%	26.4%	-25.3%	-46.7%	-11.4%
Total ChoicePoint	6.3%	10.0%	15.6%	18.0%	12.6%	10.8%	6.3%	2.0%	-0.5%	4.4%

	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Total 2004	Q1 2005	Q2 2005	Q3 2005	Q4 2005	Total 2005	Q1 2006	Q2 2006
Insurance Services Revenue	$86,727	$88,129	$90,880	$86,989	$352,725	$99,727	$102,097	$106,042	$99,623	$407,489	$113,389	$113,492
Screening and Authentication Services Revenue	46,428	53,339	56,609	56,330	212,706	55,552	61,346	63,687	61,469	242,054	61,845	64,955
Financial and Professional Services Revenue	26,086	31,737	33,905	33,003	124,731	36,333	33,486	32,248	28,503	130,570	29,381	30,021
Government Services Revenue	14,014	19,675	18,672	18,162	70,523	31,080	29,981	35,326	32,971	129,358	31,375	32,324
Royalty Revenue	1,165	1,270	1,370	699	4,504	797	526	954	121	2,398	—	—

Core Revenue (b)	$174,420	$194,150	$201,436	$195,183	$765,189	$223,489	$227,436	$238,257	$222,687	$911,869	$235,990	$240,792

Revenue from Divested & Discontinued Lines (a)	—	—	—	—	—	—	—	—	—	—	—	—

Total Revenue	$174,420	$194,150	$201,436	$195,183	$765,189	$223,489	$227,436	$238,257	$222,687	$911,869	$235,990	$240,792

Insurance Services Operating Income	$47,260	$48,401	$50,714	$49,340	$195,715	$54,262	$55,266	$57,981	$54,123	$221,632	$60,628	$60,036
Screening and Authentication Services Operating Income	8,287	10,802	12,439	12,187	43,715	11,192	14,476	16,415	16,897	58,980	14,238	14,729
Financial and Professional Services Operating Income	5,761	6,317	8,024	8,246	28,348	9,863	6,223	5,074	2,651	23,811	2,169	3,355
Government Services Operating Income	3,084	6,045	4,043	4,848	18,020	5,363	2,208	6,487	5,268	19,326	3,834	2,851
Royalty Operating Income	204	661	798	399	2,062	770	325	506	121	1,722	—	—
Divested & Discontinued Operating Income (a)	—	—	—		—	—	—	—	—	—	—	—
Corporate	(15,951)	(18,306)	(17,869)	(17,426)	(69,552)	(19,722)	(18,183)	(20,685)	(17,633)	(76,223)	(16,521)	(16,142)

Operating Income before other charges	$48,645	$53,920	$58,149	$57,594	$218,308	$61,728	$60,315	$65,778	$61,427	$249,248	$64,348	$64,829

Other charges (c):
Accelerated depreciation	—	—	—	—	—	—	—	—	—	—	(5,463)	—
Stock option expense	—	—	—	—	—	—	—	—	—	—	(3,237)	(3,124)
Other operating charges (d)	—	—	—	—	—	(5,412)	(6,040)	(4,006)	(13,315)	(28,773)	(5,987)	(2,740)

Operating Income - Continuing Operations	$48,645	$53,920	$58,149	$57,594	$218,308	$56,316	$54,275	$61,772	$48,112	$220,475	$49,661	$58,965

Operating Income - Discontinued Operations (f)	$5,626	$5,571	$5,889	$6,386	$23,472	$4,773	$4,578	$3,204	$4,114	$16,669	$3,394	$1,516

Operating Margins - Continuing Operations
Insurance Services	54.5%	54.9%	55.8%	56.7%	55.5%	54.4%	54.1%	54.7%	54.3%	54.4%	53.5%	52.9%
Screening and Authentication Services	17.8%	20.3%	22.0%	21.6%	20.6%	20.1%	23.6%	25.8%	27.5%	24.4%	23.0%	22.7%
Financial and Professional Services	22.1%	19.9%	23.7%	25.0%	22.7%	27.1%	18.6%	15.7%	9.3%	18.2%	7.4%	11.2%
Government Services	22.0%	30.7%	21.7%	26.7%	25.6%	17.3%	7.4%	18.4%	16.0%	14.9%	12.2%	8.8%
Divested & Discontinued Lines (a)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
ChoicePoint excluding other charges as a percentage of total revenue (c) (d)	27.9%	27.8%	28.9%	29.5%	28.5%	27.6%	26.5%	27.6%	27.6%	27.3%	27.3%	26.9%
Operating income as a percentage of total revenue - continuing operations (c)	27.9%	27.8%	28.9%	29.5%	28.5%	25.2%	23.9%	25.9%	21.6%	24.2%	21.0%	24.5%

Internal Growth Rates (e)
Insurance Services	12.2%	11.4%	14.8%	10.3%	12.2%	11.8%	12.7%	12.4%	13.1%	12.6%	12.6%	10.0%
Screening and Authentication Services	22.7%	18.8%	16.5%	21.0%	19.6%	12.2%	11.5%	12.5%	9.1%	11.3%	11.1%	5.0%
Financial and Professional Services	-2.4%	-3.6%	-6.9%	-8.1%	-5.2%	-1.4%	-6.0%	-4.9%	-13.6%	-6.8%	-19.1%	-10.3%
Government Services	-24.5%	-5.9%	-0.7%	3.0%	-8.0%	0.4%	-7.4%	12.5%	3.3%	2.2%	-2.4%	7.1%
Total ChoicePoint	8.3%	9.3%	10.6%	9.5%	9.4%	8.8%	6.8%	9.3%	6.2%	7.8%	4.6%	5.0%

(a)	Divested & Discontinued Lines represents products and lines of businesses that were discontinued or divested, but which do not qualify for discontinued operations accounting.
(b)	Core revenue represents revenue from continuing business lines and is used by management to assess and manage its on-going businesses and to determine operational incentive awards.
(c)	Management excludes these charges in its assessments of operating results.
(d)	Other operating charges include specific expenses related to the fraudulent data access, lease abandonment, merger-related costs, unusual items, realignment charges, gain (loss) on sale of business, and other charges.
(e)	Internal revenue growth is the revenue growth from comparable business units for the same period in the prior year and excludes revenue from reimbursable expenses, acquisitions, divested and discontinued product lines and discontinued operations. This measure is used by management to analyze the performance of the business segments and as a criteria component for incentive compensation awards.
(f)	Operating income—discontinued operations is net of $300 of stock option expense in both Q1 2006 and Q2 2006.

ChoicePoint Inc.

Operating Results by Quarter

	Q1 2005	Q2 2005	Six months ended 6/30/05	Q1 2006	Q2 2006	Six months ended 6/30/06
Net income	$36,970	$36,418	$73,388	$30,611	$34,861	$65,472
EPS	$0.40	$0.40	$0.80	$0.34	$0.40	$0.74

Less:
Cumulative change in accounting principle, net	—	—	—	—	—	—
Income from discontinued operations, net of tax	2,920	2,794	5,714	1,956	675	2,631
Gain on sale of discontinued operations, net	—	—	—	—	—	—

Income from continuing operations	$34,050	$33,624	$67,674	$28,655	$34,186	$62,841
EPS from continuing operations	$0.37	$0.37	$0.74	$0.32	$0.39	$0.71

Add back other charges (a):
Accelerated depreciation expense	—	—	—	5,463	—	5,463
Stock option expense	—	—	—	3,237	3,124	6,361
Other operating charges (b)	5,412	6,040	11,452	5,987	2,740	8,727
Tax provision (benefit) related to other charges	(2,065)	(2,223)	(4,288)	(5,114)	(1,685)	(6,799)

Income from continuing operations excluding other charges (a)(b)	$37,397	$37,441	$74,838	$38,228	$38,365	$76,593

EPS from continuing operations excluding other charges (a)(b)	$0.41	$0.41	$0.81	$0.43	$0.44	$0.87
Wtd Avg Shares	92,175	91,702	91,949	88,804	87,736	88,232
_____________
(a) The Company has presented this information with and without these items because they represent costs that management excludes in its assessment of operating results of the business.

(b)    Other operating charges include specific expenses related to the fraudulent data access, lease abandonments, merger-related costs, unusual items, realignment charges, gain (loss) on sale of business, and other charges as follows:

	Q1 2005	Q2 2005	Six months ended 6/30/05	Q1 2006	Q2 2006	Six months ended 6/30/06
Write down of minority investments	—	—	—	—	—	—
Asset impairments	—	—	—	3,940	1,497	5,437
Nonmerger severance	—	—	—	1,115	658	1,773
Other one-time charges	—	—	—	—	—	—
Lease abandonments	—	—	—	150	(386)	(236)
Expenses related to fraudulent data access	5,412	6,040	11,452	782	971	1,753
(Gain) loss on sale of business	—	—	—	—	—	—

Total other operating charges	5,412	6,040	11,452	5,987	2,740	8,727

ChoicePoint Inc.

Cash Flow and Balance Sheet Highlights

Reconciliation of net cash provided by operating activities to net free cash flow

	Q1 2005	Q2 2005	Six months ended 6/30/05	Q1 2006	Q2 2006	Six months ended 6/30/06
Net cash provided by operating activities - continuing operations	$47,735	$67,963	$115,698	$40,373	$25,408	$65,781

Additions to property and equipment	6,121	7,921	14,042	6,620	7,419	14,039
Additions to other assets, net	9,859	8,985	18,844	10,832	12,383	23,215

Total capital expenditures	15,980	16,906	32,886	17,452	19,802	37,254

Net free cash flow - continuing operations	$31,755	$51,057	$82,812	$22,921	$5,606	$28,527

Calculation of Net Debt and Net Debt to Total Book Capital Ratio

	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006
Short-term debt and current maturities of long-term debt	$50,023	$50,042	$54,232	$50,022	$100,010	$101,810
Long-term debt, less current maturities	65,024	20,041	30,038	80,035	105,032	95,031

Total Debt	115,047	70,083	84,270	130,057	205,042	196,841
Cash and cash equivalents	(11,162)	(1,069)	(5,377)	(21,337)	(8,499)	(5,337)

Net Debt	103,885	69,014	78,893	108,720	196,543	191,504

Net Debt	103,885	69,014	78,893	108,720	196,543	191,504
Book Value of Shareholders’ Equity	1,029,576	1,067,919	1,074,133	1,020,874	968,875	1,015,991

Total Capitalization	1,133,461	1,136,933	1,153,026	1,129,594	1,165,418	1,207,495

Net debt to total book capital ratio	9.2%	6.1%	6.8%	9.6%	16.9%	15.9%